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                                  EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our reports dated January 22, 1996 on the Advanta Corp. consolidated financial statements included in the Advanta Corp. Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this Form S-8 Registration Statement.





Philadelphia, PA                                            Arthur Andersen LLP
May 22, 1996